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                                                                   EXHIBIT 99.2

                         COLUMBUS MCKINNON CORPORATION

                                EXCHANGE OFFER
                               TO HOLDERS OF ITS
                   8 1/2% SENIOR SUBORDINATED NOTES DUE 2008

                         NOTICE OF GUARANTEED DELIVERY

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Columbus McKinnon Corporation (the "Company") made pursuant
to the Prospectus dated      , 1998 (the "Prospectus") and the accompanying
Letter of Transmittal, if certificates for the above-referenced Senior Subordinated Notes (the "Private Notes") are not immediately available or time will not permit all required documents to reach the Exchange Agent (as defined below) prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer (as defined below) or if the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent.

        To: STATE STREET BANK AND TRUST COMPANY (THE "EXCHANGE AGENT")

  By Registered or Certified Mail:           By Hand or Overnight Delivery:


 State Street Bank and Trust Company       State Street Bank and Trust Company
       Two International Place                   Two International Place
  Corporate Trust Window, 4th Floor         Corporate Trust Window, 4th Floor
     Boston, Massachusetts 02110               Boston, Massachusetts 02110
         Attn: Kellie Mullen                       Attn: Kellie Mullen

                                 By Facsimile:

                       (For Eligible Institutions Only)
                      State Street Bank and Trust Company

                                Confirm by fax:

                       Attn: Corporate Trust Operations
                                (617) 664-5290

                             Confirm by telephone:

                                (617) 664-5587

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
    SET  FORTH  ABOVE OR  TRANSMISSION  OF  INSTRUCTIONS VIA  A  FACSIMILE
      TRANSMISSION TO  A NUMBER OTHER THAN  AS SET FORTH ABOVE  WILL NOT
        CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

  The undersigned hereby tenders to the Company upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Private Notes set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.
Signature(s) ________________________     Address _____________________________
_____________________________________     _____________________________________
Name(s) _____________________________     Area Code and Tel. No.(s) ___________
_____________________________________     If Private Notes will be delivered
Please Type or Print                      by book-entry
                                          transfer, check box and provide
                                          account number.

Certificate Nos. (if available) _____     [_] The Depository Trust Company
                                          Account Number: _____________________
Principal Amount of Private Notes
Represented by Certificate(s) _______

                                   GUARANTEE

  The undersigned, member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Exchange Act, (b) that such tender of the above-described securities complies with Rule 10b-4 and (c) that delivery to the Exchange Agent of certificates representing the principal amount of Private Notes tendered hereby, in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at The Depository Trust Company, in either case with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent Message in lieu thereof) with any required signature guarantees and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above, no later than three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.
_____________________________________     _____________________________________
            Name of Firm                          Authorized Signature
_____________________________________     _____________________________________
               Address                                    Title
_____________________________________
              Zip Code                    Please Type or Print
Area Code and Tel. No. ______________     Dated _______________________________

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